Interest and Finance Costs, net	12 Months Ended
Dec. 31, 2021
Interest And Finance Costs Net
Interest and Finance Costs, net

7. Interest and Finance Costs, net

	2021	2020	2019
Interest expense	39,131	50,611	69,980
Less: Interest capitalized	(718)	(996)	(1,018)
Interest expense, net	38,413	49,615	68,962
Bunker swap, put and call options cash settlements	(448)	7,568	1,469
Bunker put options premium	(35)	1,246	—
Amortization of deferred finance costs	3,246	3,782	4,822
Bank charges	164	277	240
Discount of long-term receivables	603	2,435	—
Change in fair value of non-hedging financial instruments	(10,536)	5,656	(770)
Net total	31,407	70,579	74,723

At December 31, 2021, the Company was committed to eleven floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $503,834, maturing from April 2023 through October 2027, on which it pays fixed rates averaging 1.87% and receives floating rates based on the six-month LIBOR (Note 14).

The interest rate swap agreements are designated and qualified as cash flow hedges, to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts.

The fair values of such financial instruments as of December 31, 2021 and 2020, in aggregate amounted to $16,151 (negative) and $36,183 (negative), respectively. The net amount of cash flow hedge losses at December 31, 2021, that is expected to be reclassified into earnings within the next twelve months is $6,380.

At December 31, 2021 and December 31, 2020, the Company did not have non-hedging interest rate swaps.

As of December 31, 2021, and 2020, the Company held zero and three put option agreements, respectively, to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. During 2020, the Company entered into six put option agreements and paid a net premium of $1,246. During 2021, the Company sold all put option agreements and received $35. The fair values of those put option agreements as of December 31, 2021 and 2020 amounted $ zero and $207 (positive), respectively. The changes in the fair value during 2021 and 2020 amounting to $(208) (negative) and $207 (positive), respectively, have been included in Change in fair value of non-hedging financial instruments in the above table.

At December 31, 2019, the Company held one call option agreement in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels which expired at December 31, 2020. The value of the call option at December 31, 2019 was $147 (positive). The changes in the fair value during 2020 and 2019 amounting to $(146) (negative) and $(203) (negative), respectively, have been included in Change in fair value of non-hedging financial instruments in the above table.

During 2021 and 2020, the Company held twelve and eighteen bunker swap agreements, respectively, in order to hedge its exposure to bunker price fluctuations associated with the consumptions of bunkers by its vessels. The fair value of bunker swap agreements at December 31, 2021 and 2020 was $1,989 (positive) and $(8,755) (negative), respectively. The change in the fair values as of December 31, 2021 and December 31, 2020, was $10,744 (positive) and $(5,904) (negative), respectively.

During 2021, 2020 and 2019, the Company has written-off unamortized deferred finance costs of $460, $766, and $1,278, respectively, according to debt extinguishment guidance of ASC 470-50, included in Amortization of deferred finance costs in the above table.

During 2021 and 2020, the Company recognized a discount on its lease liability (Note 4) amounting to $603 and $2,435, respectively. No discount was recognized in 2019.